Exhibit 99.1

Nasdaq Symbol USPI September 2004

SAFE HARBOR STATEMENT This presentation contains forward-looking statements, including those regarding United Surgical Partners International, Inc. and the services it provides. Investors are cautioned not to place an undue reliance on these forward-looking statements, which will speak only as of the date of this presentation. United Surgical Partners International, Inc. undertakes no obligation to publicly revise these forward-looking statements. 1

COMPANY OVERVIEW Strong same facility revenue growth and EBITDA growth Attractive case and payor mix with minimal exposure to government reimbursement Strategic relationships with leading not-for- profit health care systems Experienced management team focusing on facility level operating discipline Leading operator of short stay surgical facilities in the U.S. and United Kingdom 3

FACILITIES 78 surgical facilities world-wide 5 England Non-JV JV Pending

Low risk cash flows from high margin specialties and reliable payors FAVORABLE REVENUE AND PAYOR MIX 2Q04 YTD Revenue Mix 1 2Q04 YTD Payor Mix 1 7 1 Continuing operations 74% Private Insurance 14% Self-Pay 2% Other 42% Orthopedic & Pain Mgmt 12% Other 8% Ophthalmology 9% Plastic 11% Gastrointestinal 6% Ear, Nose & Throat 5% Gynecology 7% General Surgery 10% Government

INDUSTRY OVERVIEW 9

SURGERY CENTER BENEFITS 11 ASCs are an important component of convenient access, cost efficient, quality health care: Enhanced efficiency for busy outpatient surgeons A caring, comfortable, efficient and easily accessible environment for patients and their families ASCs are a cost effective alternative to the traditional hospital experience Predictability of surgical schedule Designed for high throughput in limited hours and efficient space Lower upfront capital costs

RAPIDLY GROWING MARKET U.S. Outpatient Surgery Market (Surgeries in millions) Hospital Outpatient Surgeries Freestanding Facility Outpatient Surgeries 1981 6% 94% 3.8 1985 10% 90% 7.7 1990 17% 83% 13.3 1995 25% 75% 17.3 2002 29% 71% 26.2 Outpatient surgery has grown from 15% to over 75% of all surgeries since 1980 13

OPPORTUNITIES IN UNITED KINGDOM England Approximately 30% of the population in the Greater London market accesses the private health care market Physician-driven health care Inherent limitations of National Health System Strategically located facilities Strong management team 15

17 GROWTH STRATEGY

FOCUS ON INTERNAL GROWTH Same Facility Results Domestic Net Revenue United Kingdom Net Revenue $206 $256 24% 2Q04 YTD 2Q03 YTD $316 $377 19% 2003 2002 $27 $36 Exchange rate 15% 2Q04 YTD 2Q03 YTD Total 33% $47 $56 Exchange rate 10% 2003 2002 Total 19% ($ in millions) 19

STRONG FACILITY OPERATIONS USPI's EDGE - Every Day Giving Excellence Efficient processes maximize physician productivity and clinical services Staffing flexibility - reduces daily costs Salaries, wages and benefits are 23% of total net revenues Emphasis on facility operations drives volume and efficiencies 21

DEVELOPMENT STRATEGY USPI will continue to implement a two-pronged development strategy Enter new markets with joint venture partners Expand existing relationships into new markets Establish new ventures with leading not-for-profit health care systems Add facilities in existing markets 23 Majority of facility growth will come through de novo developments

HEALTH CARE SYSTEM PARTNERS 41 facilities in partnership with health care system partners 25 Promotes physician loyalty Leverages USPI's expertise Vehicle for expanding network (Las Vegas, Phoenix and 3 in S. California) BON SECOURS HEALTH SYSTEM, INC.

STRONG RETURNS ON INVESTMENT 120% (pre-management fee) 2003 return on equity 2002 De Novo Development Profile EBITDA positive in first year Average age: 1.5 years old Number of facilities: 6 2003 facility revenue: $13.1 million Average total equity invested: $2.8 million Weighted average facility EBITDA margins: 40% 27

DE NOVO DEVELOPMENTS 16 of 17 de novo projects include a hospital partner Under Development Texas 6 Virginia 1 New Jersey 2 Maryland 1 Under Construction (Hospital Partner) Southern California (Catholic Healthcare West) (2) Southern California (Providence) Dallas, Texas (Baylor Health Care System) (2) Baton Rouge, Louisiana Houston, Texas (Memorial Hermann) 29

31 FINANCIAL OVERVIEW

SPAIN TRANSACTION Key Financial Statistics - Spanish Operation Trailing Twelve Months Ended 6/30/04 ($ in millions) Revenue $136.2 EBITDA less MI $22.3 Net Income $6.1 EPS $0.21 33

SAME FACILITY EBITDA MARGINS 34% Total Company Q203 YTD 31% 31% 40% 43% Q204 YTD 38% Total Company Q204 YTD United Kingdom U.S. facilities without Hospital Partners Total U.S. U.S. facilities with Hospital Partners 35

RAPID REVENUE GROWTH 1 ($ in millions) U.S U.K. $172.9 77% 23% 2001 $253.1 81% 19% 2002 $325.6 81% 14% 2003 Q203 YTD $194.8 79% 21% Q204 YTD $154.2 82% 18% 37 1 Continuing operations 46% 29% 26%

RAPID NET INCOME GROWTH 1 $16.7 2002 $24.7 2003 48% $12.1 Q203 YTD $16.3 Q204 YTD 35% 39 1 Continuing operations ($ in millions)

RAPID EPS GROWTH 1 $0.64 2002 $0.88 2003 37% $0.43 Q203 YTD $0.56 Q204 YTD 30% 41 1 Continuing operations

CAPITALIZATION TO SUPPORT CONTINUED GROWTH ($ in millions) Cash and Equivalents Senior Debt Subordinated Debt Total Debt Total Shareholders' Equity Total Capitalization June 2004 $ 43.2 $ 156.7 148.9 $ 305.6 415.6 $ 721.2 43 $ 185.5 $ 105.9 148.9 $ 254.8 443.7 $ 698.5 June 2004 1 1 Pro forma for the Spain Transaction

CASH FLOW ANALYSIS ($ in millions) Cash Flow from Operations Maintenance Capex Expansion Capex De Novo Capex (4) Net Change in Ownership Cash Available for Acquisitions Acquisitions (0) Q204YTD $ 44 8 36 12 3 7 $ 14 $ - Q204YTD 1 1 Pro forma for the Spain Transaction $ 40 6 34 7 3 7 $ 17 $ - 45

Nasdaq Symbol USPI 47